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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 30, 2002







                                  ALLETE, Inc.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reference is made to the 2001 Form 10-K of ALLETE, Inc. (ALLETE or the Company) for background information on the following update.


Ref. Page 15. - Fifth Full Paragraph

On December 30, 2002 Minnesota Power, an operating division of ALLETE, announced that plans to build a natural gas-fired electric generating facility in Superior, Wisconsin, have been delayed indefinitely due to lack of growth in the region and the unsettled nature of both the economy and wholesale power markets. As a result, ALLETE's fourth quarter 2002 earnings will include an approximate $5 million one-time non-cash charge. Construction of the $70 million to $80 million, 160-megawatt facility was originally announced in June 1999.


                    ALLETE Form 8-K dated December 30, 2002                    1
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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

   - war and acts of terrorism;
   - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;
   - unanticipated   impacts  of  restructuring   initiatives  in  the  electric
     industry;
   - economic and geographic factors, including political and economic risks;
   - changes in and compliance with environmental and safety laws and policies;
   - weather conditions;
   - market factors affecting supply and demand for used vehicles;
   - wholesale power market conditions;
   - population growth rates and demographic patterns;
   - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;
   - pricing and transportation of commodities;
   - changes in tax rates or policies or in rates of inflation;
   - unanticipated project delays or changes in project costs;
   - unanticipated changes in operating expenses and capital expenditures;
   - capital market conditions;
   - competition for economic expansion or development opportunities;
   - ALLETE's ability to manage expansion and integrate recent acquisitions; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.


2                    ALLETE Form 8-K dated December 30, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     ALLETE, Inc.





December 30, 2002                                  James K. Vizanko
                                       -----------------------------------------
                                                   James K. Vizanko
                                        Vice President, Chief Financial Officer
                                                     and Treasurer



                    ALLETE Form 8-K dated December 30, 2002                    3